UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-04797

                   Oppenheimer Quest Capital Value Fund, Inc.
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: October 31

          Date of reporting period: November 1, 2003 - October 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

TOP HOLDINGS AND ALLOCATIONS
-------------------------------------------------------------------------------

TOP TEN COMMON STOCK HOLDINGS
-------------------------------------------------------------------------------
Canadian National Railway Co.                                              3.9%
-------------------------------------------------------------------------------
Lamar Advertising Co., Cl. A                                               3.8
-------------------------------------------------------------------------------
Alliant Techsystems, Inc.                                                  3.6
-------------------------------------------------------------------------------
Omnicom Group, Inc.                                                        3.6
-------------------------------------------------------------------------------
Oshkosh Truck Corp.                                                        3.3
-------------------------------------------------------------------------------
Laboratory Corp. of America Holdings                                       3.1
-------------------------------------------------------------------------------
Citigroup, Inc.                                                            3.1
-------------------------------------------------------------------------------
Eaton Corp.                                                                3.0
-------------------------------------------------------------------------------
Anadarko Petroleum Corp.                                                   2.6
-------------------------------------------------------------------------------
Pacer International, Inc.                                                  2.6

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2004, and are based on net assets.

For more current Fund holdings, please visit www.oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES
-------------------------------------------------------------------------------
Media                                                                      9.5%
-------------------------------------------------------------------------------
Machinery                                                                  8.9
-------------------------------------------------------------------------------
Road & Rail                                                                6.5
-------------------------------------------------------------------------------
Health Care Providers & Services                                           6.2
-------------------------------------------------------------------------------
Oil & Gas                                                                  5.7
-------------------------------------------------------------------------------
Diversified Financial Services                                             5.1
-------------------------------------------------------------------------------
Aerospace & Defense                                                        4.4
-------------------------------------------------------------------------------
Energy Equipment & Services                                                4.2
-------------------------------------------------------------------------------
Electronic Equipment & Instruments                                         3.9
-------------------------------------------------------------------------------
Metals & Mining                                                            3.9

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2004, and are based on net assets.


                 8 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

--------------------------------------------------------------------------------
SECTOR ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

  Industrials                                      28.9%

   Machinery                                        9.5

   Road & Rail                                      7.0

   Aerospace & Defense                              4.7

   Electrical Equipment                             3.4

   Commercial Services & Supplies                   2.4

   Industrial Conglomerates                         1.9

  Consumer Discretionary                           18.6

  Financials                                       16.1

  Health Care                                      11.8

  Energy                                           10.6

  Information Technology                            6.8

  Materials                                         4.2

  Utilities                                         2.2

  Consumer Staples                                  0.8

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2004, and are based on common stocks.
--------------------------------------------------------------------------------


                 9 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED OCTOBER 31, 2004, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Oppenheimer Quest Capital Value Fund, Inc., outperformed the broad U.S. equity market by a wide margin during the one year period ended October 31, 2004. We attribute the Fund's strong results to our individual selections in the health care sector, plus emphases in energy and industrials, two of the better performing sectors of the S&P 500 Index during this twelve-month period.

      Among the largest contributors to the Fund's total return were companies that supply products to or support the research efforts of larger pharmaceuticals companies. Chief among them were Inveresk Research Group and Millipore Corp. Millipore, a manufacturer of filtration products for pharmaceuticals production and research, could stand to benefit if certain new drugs currently in development and testing are approved by the Food and Drug Administration. The reason: Their filtration process would become an integral part of the manufacturing of those new drugs, replaceable with another company's filtration product only with FDA approval. While FDA approvals of these drugs are not likely to come in a steady stream, each FDA approval could boost Millipore's earnings. Inveresk, which offers outsourced contract research services to pharmaceuticals, was acquired during the period at a relatively attractive price per share.

      Also performing very well were a number of industrial stocks selected for the companies' unique or individual merits. For instance, Canadian National Railway has been a holding of the Fund for some time. We were attracted to the company for its efficient operations, low expense ratios and worker productivity. As shipping volumes have increased in an expanding worldwide economy, Canadian National Railway earnings and share price have risen as well.

      At this juncture, we are seeking investment opportunities that may fare well in a modest recovery due to the company's inherent strengths and/or the ability to leverage long-term secular trends. These trends include a high demand for healthcare and life science related products, increased defense spending, and demand among rapidly developing nations like China for energy and materials.


                 10 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2004. In the case of Class A, shares performance is measured over a ten-fiscal-year period. In the case of Class B and Class C, performance is measured from inception of those classes on March 3, 1997. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C, and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                 11 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

    Oppenheimer Quest Capital Value Fund, Inc. SM (Class A)

    S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Oppenheimer Quest
                      Capital Value Fund,
    Date               Inc. SM (Class A)       S&P 500 Index

 12/31/1993                  9,425               10,000
 03/31/1994                  9,239                9,621
 06/30/1994                  9,355                9,662
 09/30/1994                  9,506               10,133
 12/31/1994                  9,132               10,131
 03/31/1995                 10,223               11,117
 06/30/1995                 11,345               12,176
 09/30/1995                 12,467               13,143
 12/31/1995                 12,256               13,934
 03/31/1996                 13,372               14,682
 06/30/1996                 14,024               15,340
 09/30/1996                 13,543               15,814
 10/31/1996 1               14,095               16,250
 01/31/1997                 14,314               18,201
 04/30/1997                 13,515               18,641
 07/31/1997                 15,637               22,303
 10/31/1997                 16,145               21,466
 01/31/1998                 16,409               23,097
 04/30/1998                 18,704               26,295
 07/31/1998                 18,642               26,609
 10/31/1998                 18,289               26,191
 01/31/1999                 20,433               30,606
 04/30/1999                 20,739               32,035
 07/31/1999                 19,737               31,985
 10/31/1999                 19,837               32,913
 01/31/2000                 19,691               33,771
 04/30/2000                 21,953               35,278
 07/31/2000                 22,351               34,852
 10/31/2000                 23,929               34,913
 01/31/2001                 24,722               33,467
 04/30/2001                 24,217               30,704
 07/31/2001                 23,795               29,861
 10/31/2001                 21,557               26,224
 01/31/2002                 23,375               28,067
 04/30/2002                 23,754               26,830
 07/31/2002                 19,892               22,809
 10/31/2002                 20,071               22,265
 01/31/2003                 19,808               21,610
 04/30/2003                 20,902               23,260
 07/31/2003                 22,986               25,235
 10/31/2003                 24,954               26,893
 01/31/2004                 27,092               29,075
 04/30/2004                 26,933               28,579
 07/31/2004                 27,569               28,556
 10/31/2004                 28,501               29,424

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 10/31/04

1-Year 7.65%   5-Year 6.25%   10-Year 10.77%

1. The Fund changed its fiscal year end from 12/31 to 10/31.


                 12 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

    Oppenheimer Quest Capital Value Fund, Inc. SM (Class B)

    S&P 500 Index
                       Oppenheimer Quest
                      Capital Value Fund,
    Date               Inc. SM (Class B)       S&P 500 Index

 03/03/1997                 10,000               10,000
 04/30/1997                  9,387               10,162
 07/31/1997                 10,842               12,158
 10/31/1997                 11,180               11,702
 01/31/1998                 11,344               12,591
 04/30/1998                 12,911               14,335
 07/31/1998                 12,844               14,506
 10/31/1998                 12,582               14,278
 01/31/1999                 14,034               16,685
 04/30/1999                 14,223               17,464
 07/31/1999                 13,517               17,436
 10/31/1999                 13,566               17,942
 01/31/2000                 13,455               18,410
 04/30/2000                 14,976               19,231
 07/31/2000                 15,229               19,000
 10/31/2000                 16,283               19,033
 01/31/2001                 16,801               18,244
 04/30/2001                 16,429               16,738
 07/31/2001                 16,115               16,278
 10/31/2001                 14,577               14,296
 01/31/2002                 15,782               15,300
 04/30/2002                 16,013               14,626
 07/31/2002                 13,390               12,434
 10/31/2002                 13,480               12,138
 01/31/2003                 13,278               11,780
 04/30/2003                 14,012               12,680
 07/31/2003                 15,409               13,757
 10/31/2003                 16,729               14,661
 01/31/2004                 18,162               15,850
 04/30/2004                 18,055               15,580
 07/31/2004                 18,481               15,567
 10/31/2004                 19,107               16,040

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 10/31/04

1-Year 8.22%   5-Year 6.53%   Since Inception (3/3/97) 8.82%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE SINCE-INCEPTION RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 16 FOR FURTHER INFORMATION.


                 13 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

    Oppenheimer Quest Capital Value Fund, Inc. SM (Class C)

    S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Oppenheimer Quest
                      Capital Value Fund,
    Date               Inc. SM (Class C)       S&P 500 Index

 03/03/1997                 10,000               10,000
 04/30/1997                  9,390               10,162
 07/31/1997                 10,845               12,158
 10/31/1997                 11,182               11,702
 01/31/1998                 11,346               12,591
 04/30/1998                 12,912               14,335
 07/31/1998                 12,845               14,506
 10/31/1998                 12,579               14,278
 01/31/1999                 14,030               16,685
 04/30/1999                 14,218               17,464
 07/31/1999                 13,513               17,436
 10/31/1999                 13,562               17,942
 01/31/2000                 13,451               18,410
 04/30/2000                 14,975               19,231
 07/31/2000                 15,223               19,000
 10/31/2000                 16,281               19,033
 01/31/2001                 16,793               18,244
 04/30/2001                 16,429               16,738
 07/31/2001                 16,116               16,278
 10/31/2001                 14,572               14,296
 01/31/2002                 15,783               15,300
 04/30/2002                 16,014               14,626
 07/31/2002                 13,387               12,434
 10/31/2002                 13,476               12,138
 01/31/2003                 13,275               11,780
 04/30/2003                 13,982               12,680
 07/31/2003                 15,344               13,757
 10/31/2003                 16,624               14,661
 01/31/2004                 18,008               15,850
 04/30/2004                 17,866               15,580
 07/31/2004                 18,241               15,567
 10/31/2004                 18,818               16,040

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 10/31/04

1-Year 12.20%  5-Year 6.77%   Since Inception (3/3/97) 8.60%


                 14 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

    Oppenheimer Quest Capital Value Fund, Inc. SM (Class N)

    S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Oppenheimer Quest
                      Capital Value Fund,
    Date               Inc. SM (Class N)       S&P 500 Index

 03/01/2001                10,000                10,000
 04/30/2001                10,103                10,094
 07/31/2001                 9,914                 9,817
 10/31/2001                 8,981                 8,621
 01/31/2002                 9,739                 9,227
 04/30/2002                 9,884                 8,821
 07/31/2002                 8,277                 7,499
 10/31/2002                 8,343                 7,320
 01/31/2003                 8,233                 7,104
 04/30/2003                 8,677                 7,647
 07/31/2003                 9,537                 8,296
 10/31/2003                10,345                 8,841
 01/31/2004                11,219                 9,559
 04/30/2004                11,144                 9,396
 07/31/2004                11,392                 9,388
 10/31/2004                11,768                 9,674

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 10/31/04

1-Year 12.75%  5-Year N/A   Since Inception (3/1/01) 4.54%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. SEE PAGE 16 FOR FURTHER INFORMATION.


                 15 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Investors should consider the Fund's investment objectives, risks, and other charges and expenses carefully before investing. The Fund's prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

OppenheimerFunds, Inc. became the Fund's advisor on 2/28/97. The Fund's Subadvisor is OpCap Advisors (the Fund's advisor until 2/28/97). The Fund commenced operations on 2/13/87 as a closed-end investment company, formerly named Quest for Value Dual Purpose Fund, Inc., with a dual purpose structure and two classes of shares, Income shares and Capital shares. Under the prior dual-purpose structure, Capital shares were entitled to all gains and losses on all Fund assets and no expenses were allocated to such shares; the Income shares bore all of the Fund's operating expenses. On 1/31/97, the Fund redeemed its Income shares, which are no longer outstanding, and its dual-purpose structure terminated. On 3/3/97, the Fund converted from a closed-end fund to an open-end fund, and its outstanding Capital shares were designated as Class A shares now bearing their allocable share of the Fund's expenses.

CLASS A (formerly Capital) shares of the Fund were first publicly offered on 2/13/87. Unless otherwise noted, Class A shares total returns reflect the historical performance of the Class A shares of the Fund (formerly Capital shares) as adjusted for the fees and expenses of Class A shares in effect as of 3/3/97 (without giving effect to any fee waivers). Unless otherwise noted, average annual total returns for Class A shares includes the current 5.75% maximum initial sales charge. Class A shares are subject to a maximum annual 0.25% asset-based sales charge currently. The asset-based sales charge is subject to a voluntary waiver of a portion or all of the charge as described in the Prospectus, and the Board of Trustees has set the rate at zero.

CLASS B shares of the Fund were first publicly offered on 3/3/97. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "10-year" returns for Class B uses Class A performance for the period after conversion. Class B shares are subject to a maximum annual 0.75% asset-based sales charge.


                 16 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

CLASS C shares of the Fund were first publicly offered on 3/3/97. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                 17 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2004.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                 18 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                        BEGINNING     ENDING       EXPENSES
                        ACCOUNT       ACCOUNT      PAID DURING
                        VALUE         VALUE        6 MONTHS ENDED
                        (5/1/04)      (10/31/04)   OCTOBER 31, 2004
-------------------------------------------------------------------
Class A Actual          $ 1,000.00    $ 1,058.30   $  7.27
-------------------------------------------------------------------
Class A Hypothetical      1,000.00      1,018.10      7.13
-------------------------------------------------------------------
Class B Actual            1,000.00      1,053.40     11.94
-------------------------------------------------------------------
Class B Hypothetical      1,000.00      1,013.57     11.71
-------------------------------------------------------------------
Class C Actual            1,000.00      1,053.30     12.09
-------------------------------------------------------------------
Class C Hypothetical      1,000.00      1,013.42     11.86
-------------------------------------------------------------------
Class N Actual            1,000.00      1,056.00      9.40
-------------------------------------------------------------------
Class N Hypothetical      1,000.00      1,016.04      9.21

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended October 31, 2004 are as follows:

CLASS     EXPENSE RATIOS
------------------------
Class A         1.40%
------------------------
Class B         2.30
------------------------
Class C         2.33
------------------------
Class N         1.81

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.


                 19 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS  October 31, 2004
--------------------------------------------------------------------------------

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--93.0%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--17.3%
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--3.6%
Ruby Tuesday, Inc.                                       239,700   $   5,920,590
--------------------------------------------------------------------------------
Yum! Brands, Inc.                                        165,700       7,207,950
                                                                   -------------
                                                                      13,128,540

--------------------------------------------------------------------------------
MEDIA--9.5%
Lamar Advertising
Co., Cl. A 1                                             327,900      13,581,618
--------------------------------------------------------------------------------
Omnicom Group, Inc.                                      164,121      12,949,147
--------------------------------------------------------------------------------
WPP Group plc,
Sponsored ADR                                            154,600       7,770,196
                                                                   -------------
                                                                      34,300,961

--------------------------------------------------------------------------------
MULTILINE RETAIL--1.2%
Dollar General Corp.                                     215,200       4,142,600
--------------------------------------------------------------------------------
SPECIALTY RETAIL--2.0%
Ross Stores, Inc.                                        277,300       7,284,671
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.0%
Columbia
Sportswear Co. 1                                          61,000       3,681,960
--------------------------------------------------------------------------------
CONSUMER STAPLES--0.7%
--------------------------------------------------------------------------------
FOOD PRODUCTS--0.7%
Dean Foods Co. 1                                          90,500       2,701,425
--------------------------------------------------------------------------------
ENERGY--9.9%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--4.2%
Nabors Industries
Ltd. 1                                                   142,800       7,014,336
--------------------------------------------------------------------------------
National-Oilwell, Inc. 1                                 241,800       8,151,078
                                                                   -------------
                                                                      15,165,414

--------------------------------------------------------------------------------
OIL & GAS--5.7%
Anadarko Petroleum
Corp.                                                    141,100       9,517,195
--------------------------------------------------------------------------------
BP plc, ADR                                              156,700       9,127,775
--------------------------------------------------------------------------------
ConocoPhillips                                            23,100       1,947,561
                                                                   -------------
                                                                      20,592,531

--------------------------------------------------------------------------------
FINANCIALS--15.0%
--------------------------------------------------------------------------------
COMMERCIAL BANKS--3.6%
M&T Bank Corp.                                            45,300       4,665,900
Trustmark Corp.                                          119,800       3,777,294
--------------------------------------------------------------------------------
Zions Bancorp                                             68,400       4,526,028
                                                                   -------------
                                                                      12,969,222

--------------------------------------------------------------------------------
CONSUMER FINANCE--0.6%
MoneyGram
International, Inc.                                      121,700       2,263,620
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--5.1%
American Express Co.                                      63,000       3,343,410
--------------------------------------------------------------------------------
Ameritrade
Holding Corp. 1                                          310,000       4,036,200
--------------------------------------------------------------------------------
Citigroup, Inc.                                          248,800      11,039,256
                                                                   -------------
                                                                      18,418,866

--------------------------------------------------------------------------------
INSURANCE--2.0%
Nationwide Financial
Services, Inc., Cl. A                                    133,200       4,608,720
--------------------------------------------------------------------------------
Platinum Underwriters
Holdings Ltd.                                             89,000       2,603,250
                                                                   -------------
                                                                       7,211,970

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--3.7%
Freddie Mac                                               79,800       5,314,680
--------------------------------------------------------------------------------
MGIC Investment
Corp.                                                    126,300       8,122,353
                                                                   -------------
                                                                      13,437,033

--------------------------------------------------------------------------------
HEALTH CARE--11.0%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--1.0%
Amgen, Inc. 1                                             64,000       3,635,200
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.8%
Millipore Corp. 1                                        144,332       6,637,829
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--6.2%
Community Health
Systems, Inc. 1                                          286,300       7,678,566
--------------------------------------------------------------------------------
DaVita, Inc. 1                                           115,100       3,409,262
--------------------------------------------------------------------------------
Laboratory Corp. of
America Holdings 1                                       243,100      11,133,980
                                                                   -------------
                                                                      22,221,808


                 20 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
PHARMACEUTICALS--2.0%
Barr Pharmaceuticals,
Inc. 1                                                   140,500   $   5,289,825
--------------------------------------------------------------------------------
Par Pharmaceutical
Cos., Inc. 1                                              46,200       1,822,590
                                                                   -------------
                                                                       7,112,415

--------------------------------------------------------------------------------
INDUSTRIALS--26.8%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--4.4%
Alliant Techsystems,
Inc. 1                                                   226,726      13,034,478
--------------------------------------------------------------------------------
General Dynamics
Corp.                                                     26,500       2,706,180
                                                                   -------------
                                                                      15,740,658

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--2.2%
Aramark Corp., Cl. B                                     359,700       8,111,235
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--3.1%
AMETEK, Inc.                                             133,400       4,391,528
--------------------------------------------------------------------------------
Roper Industries, Inc.                                   112,000       6,905,920
                                                                   -------------
                                                                      11,297,448

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.7%
General Electric Co.                                     185,100       6,315,612
--------------------------------------------------------------------------------
MACHINERY--8.9%
Actuant Corp., Cl. A 1                                   151,100       5,994,137
--------------------------------------------------------------------------------
Eaton Corp.                                              171,100      10,941,845
--------------------------------------------------------------------------------
Oshkosh Truck Corp.                                      203,000      11,956,700
--------------------------------------------------------------------------------
Wabash National
Corp. 1                                                  132,000       3,244,560
                                                                   -------------
                                                                      32,137,242

--------------------------------------------------------------------------------
ROAD & RAIL--6.5%
Canadian National
Railway Co.                                              259,050      14,001,653
--------------------------------------------------------------------------------
Pacer International,
Inc. 1                                                   533,300       9,466,075
                                                                   -------------
                                                                      23,467,728

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--6.3%
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.9%
Arrow Electronics,
Inc. 1                                                   257,300       6,164,908
--------------------------------------------------------------------------------
Diebold, Inc.                                            135,800       6,498,030
--------------------------------------------------------------------------------
Jabil Circuit, Inc. 1                                     60,200       1,463,462
                                                                   -------------
                                                                      14,126,400

--------------------------------------------------------------------------------
IT SERVICES--0.2%
Unisys Corp. 1                                            91,500         971,730
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.2%
Freescale
Semiconductor, Inc.,
Cl. A 1                                                  248,000       3,853,920
--------------------------------------------------------------------------------
Intel Corp.                                              180,000       4,006,800
                                                                   -------------
                                                                       7,860,720

--------------------------------------------------------------------------------
MATERIALS--3.9%
--------------------------------------------------------------------------------
METALS & MINING--3.9%
Alcan, Inc.                                              173,500       8,036,519
--------------------------------------------------------------------------------
Inco Ltd. 1                                              167,400       5,925,960
                                                                   -------------
                                                                      13,962,479

--------------------------------------------------------------------------------
UTILITIES--2.1%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.1%
Cinergy Corp.                                            188,300       7,441,616
                                                                   -------------
Total Common Stocks
(Cost $284,236,912)                                                  336,338,933

                                                       PRINCIPAL
                                                          AMOUNT
--------------------------------------------------------------------------------
SHORT-TERM NOTES--5.9%
--------------------------------------------------------------------------------
American Express
Credit Corp., 1.73%,
11/3/04                                              $ 6,000,000       5,999,423
--------------------------------------------------------------------------------
Federal Home
Loan Bank:
1.69%, 11/1/04                                         9,334,000       9,334,000
1.72%, 11/17/04                                        6,000,000       5,995,413
                                                                   -------------
Total Short-Term Notes
(Cost $21,328,836)                                                    21,328,836


                 21 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                      PRINCIPAL           VALUE
                                                         AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
Total Investments,
at Value (excluding
investments purchased
with cash collateral
from securities loaned)
(Cost $305,565,748)                                               $ 357,667,769
--------------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED--2.1%
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--2.1%
Greenwich Capital 2
(Cost $7,540,000)                                  $  7,540,000       7,540,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $313,105,748)                                       101.0%    365,207,769
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                                            (1.0)     (3,508,754)
                                                   -----------------------------
NET ASSETS                                                100.0%  $ 361,699,015
                                                   =============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 6 of Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 22 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2004
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------
Investments, at value (including securities loaned of $7,287,700)
(cost $313,105,748)--see accompanying statement of investments                           $   365,207,769
---------------------------------------------------------------------------------------------------------
Cash                                                                                             160,014
---------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                               3,275,529
Shares of capital stock sold                                                                   1,037,623
Interest and dividends                                                                           258,264
Other                                                                                             27,444
                                                                                         ----------------
Total assets                                                                                 369,966,643

---------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                     7,540,000
---------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of capital stock redeemed                                                                 471,350
Distribution and service plan fees                                                                73,280
Transfer and shareholder servicing agent fees                                                     72,086
Shareholder communications                                                                        46,328
Directors' compensation                                                                           34,106
Other                                                                                             30,478
                                                                                         ----------------
Total liabilities                                                                              8,267,628

---------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $   361,699,015
                                                                                         ================

---------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                     $         1,372
---------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                   280,343,212
---------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                  (32,742)
---------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                29,285,152
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                    52,102,021
                                                                                         ----------------
NET ASSETS                                                                               $   361,699,015
                                                                                         ================


                 23 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $252,661,282 and
9,395,635 shares of capital stock outstanding)                                                    $ 26.89
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)   $ 28.53
---------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $64,069,242 and 2,555,344 shares
of capital stock outstanding)                                                                     $ 25.07
---------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $34,414,347 and 1,371,125 shares
of capital stock outstanding)                                                                     $ 25.10
---------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $10,554,144 and 396,648 shares
of capital stock outstanding)                                                                     $ 26.61

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 24 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $29,416)           $   3,161,239
--------------------------------------------------------------------------------
Interest                                                                224,128
--------------------------------------------------------------------------------
Portfolio lending fees                                                    8,304
                                                                  --------------
Total investment income                                               3,393,671

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                       2,941,882
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                 538,041
Class B                                                                 604,097
Class C                                                                 320,463
Class N                                                                  43,569
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                 480,385
Class B                                                                 185,435
Class C                                                                 103,604
Class N                                                                  65,202
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                  33,145
Class B                                                                  35,455
Class C                                                                  17,149
Class N                                                                   1,782
--------------------------------------------------------------------------------
Directors' compensation                                                  33,990
--------------------------------------------------------------------------------
Custodian fees and expenses                                               3,862
--------------------------------------------------------------------------------
Other                                                                    79,013
                                                                  --------------
Total expenses                                                        5,487,074
Less reduction to custodian expenses                                     (1,430)
Less payments and waivers of expenses                                   (35,194)
                                                                  --------------
Net expenses                                                          5,450,450

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                  (2,056,779)

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on:
Investments                                                          35,014,419
Foreign currency transactions                                               880
Net increase from payment by affiliate                                  179,218
                                                                  --------------
Net realized gain                                                    35,194,517
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                  7,472,308

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  40,610,046
                                                                  ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 25 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                                                2004              2003
---------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------
Net investment loss                                        $    (2,056,779)  $    (1,575,259)
---------------------------------------------------------------------------------------------
Net realized gain                                               35,194,517         8,272,859
---------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)             7,472,308        46,887,264
                                                           ----------------------------------
Net increase in net assets resulting from operations            40,610,046        53,584,864

---------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                         (1,407,511)               --
Class B                                                           (421,504)               --
Class C                                                           (234,513)               --
Class N                                                            (47,778)               --

---------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
---------------------------------------------------------------------------------------------
Net increase in net assets resulting
 from capital stock transactions:
Class A                                                         31,831,708         6,104,178
Class B                                                          1,735,308         3,216,603
Class C                                                            144,639         8,915,736
Class N                                                          3,167,760         2,367,129

---------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------
Total increase                                                  75,378,155        74,188,510
---------------------------------------------------------------------------------------------
Beginning of period                                            286,320,860       212,132,350
                                                           ----------------------------------
End of period (including accumulated net investment loss
of $32,742 and $23,341, respectively)                      $   361,699,015   $   286,320,860
                                                           ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 26 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED OCTOBER 31,                     2004            2003            2002             2001           2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   23.71       $   19.07       $   20.91        $   33.65      $   33.66
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                    (.10)           (.09)           (.13)            (.11)          (.25)
Net realized and unrealized gain (loss)                3.45            4.73           (1.25)           (2.59)          6.08
                                                  ----------------------------------------------------------------------------
Total from investment operations                       3.35            4.64           (1.38)           (2.70)          5.83
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                   (.17)             --            (.46)          (10.04)         (5.84)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   26.89       $   23.71       $   19.07        $   20.91      $   33.65
                                                  ============================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                    14.22%          24.33%          (6.90)%          (9.91)%        20.63%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 252,661       $ 193,955       $ 150,161        $ 154,346      $ 177,876
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 225,711       $ 165,906       $ 164,479        $ 161,187      $ 181,216
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment loss                                   (0.37)%         (0.43)%         (0.61)%          (0.44)%        (0.73)%
Total expenses                                         1.40% 3,4       1.56% 3,4       1.71% 3,4        1.67% 3        1.73% 3
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  61%             74%             75%              80%            77%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 27 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B     YEAR ENDED OCTOBER 31,                     2004            2003            2002             2001           2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   22.31       $   18.09       $   19.99        $   32.77      $   33.07
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           (.29)           (.22)           (.19)             .05           (.34)
Net realized and unrealized gain (loss)                3.22            4.44           (1.25)           (2.79)          5.88
                                                  ---------------------------------------------------------------------------
Total from investment operations                       2.93            4.22           (1.44)           (2.74)          5.54
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                   (.17)             --            (.46)          (10.04)         (5.84)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   25.07       $   22.31       $   18.09        $   19.99      $   32.77
                                                  ===========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                    13.22%          23.33%          (7.53)%         (10.48)%        20.02%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  64,069       $  55,449       $  42,010        $  34,278      $  17,429
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  60,460       $  46,785       $  42,900        $  27,144      $  15,719
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment loss                                   (1.26)%         (1.23)%         (1.30)%          (1.13)%        (1.26)%
Total expenses                                         2.30%           2.43%           2.41%            2.26%          2.27%
Expenses after payments and waivers and
reduction to custodian expenses                         N/A 3          2.36%            N/A 3,4          N/A 3          N/A 3
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  61%             74%             75%              80%            77%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 28 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

CLASS C     YEAR ENDED OCTOBER 31,                     2004            2003            2002             2001           2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   22.34       $   18.11       $   20.01        $   32.80      $   33.09
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           (.29)           (.14)           (.13)             .11           (.38)
Net realized and unrealized gain (loss)                3.22            4.37           (1.31)           (2.86)          5.93
                                                  ---------------------------------------------------------------------------
Total from investment operations                       2.93            4.23           (1.44)           (2.75)          5.55
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                   (.17)             --            (.46)          (10.04)         (5.84)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   25.10       $   22.34       $   18.11        $   20.01      $   32.80
                                                  ===========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                    13.20%          23.36%          (7.52)%         (10.50)%        20.05%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  34,414       $  30,510       $  16,979        $  10,272      $   5,053
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  32,051       $  20,901       $  15,323        $   7,898      $   4,969
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment loss                                   (1.26)%         (1.24)%         (1.30)%          (1.13)%        (1.25)%
Total expenses                                         2.31%           2.43%           2.41%            2.26%          2.27%
Expenses after payments and waivers and
reduction to custodian expenses                         N/A 3          2.36%            N/A 3,4          N/A 3          N/A 3
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  61%             74%             75%              80%            77%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 29 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N     YEAR ENDED OCTOBER 31,                       2004         2003          2002           2001 1
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     23.56    $   19.00     $   20.88        $   23.25
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                      (.19)        (.15)         (.17)            (.03)
Net realized and unrealized gain (loss)                  3.41         4.71         (1.25)           (2.34)
                                                  ---------------------------------------------------------
Total from investment operations                         3.22         4.56         (1.42)           (2.37)
-----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                     (.17)          --          (.46)              --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     26.61    $   23.56     $   19.00        $   20.88
                                                  =========================================================

-----------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      13.75%       24.00%        (7.10)%         (10.19)%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $    10,554    $   6,408     $   2,983        $     187
-----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $     8,724    $   4,218     $   1,475        $      38
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                     (0.78)%      (0.75)%       (0.88)%          (0.96)%
Total expenses                                           2.20%        1.97%         1.87%            1.75%
Expenses after payments and waivers and
reduction to custodian expenses                          1.81%        1.87%          N/A 4,5          N/A 4
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    61%          74%           75%              80%

1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 30 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Quest Capital Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a subadvisory agreement with OpCap Advisors.

      The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).


                 31 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.


                 32 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
    UNDISTRIBUTED    UNDISTRIBUTED         ACCUMULATED     OTHER INVESTMENTS
    NET INVESTMENT       LONG-TERM                LOSS    FOR FEDERAL INCOME
    INCOME                    GAIN    CARRYFORWARD 1,2          TAX PURPOSES
    ------------------------------------------------------------------------
       $ 7,499,783    $ 21,785,369                $ --         $  52,102,021

1. During the fiscal year ended October 31, 2004, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended October 31, 2003, the Fund utilized $3,944,756 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for October 31, 2004. Net assets of the Fund were unaffected by the reclassifications.

                                                           REDUCTION TO
                                     REDUCTION TO       ACCUMULATED NET
           INCREASE TO            ACCUMULATED NET         REALIZED GAIN
           PAID-IN CAPITAL        INVESTMENT LOSS      ON INVESTMENTS 3
           ------------------------------------------------------------
           $  3,802,099              $  2,047,378          $  5,849,477

3. $3,802,099, including $2,828,400 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended October 31, 2004 and October 31, 2003 was as follows:

                                           YEAR ENDED        YEAR ENDED
                                     OCTOBER 31, 2004  OCTOBER 31, 2003
           ------------------------------------------------------------
           Distributions paid from:
           Ordinary income              $   1,717,729            $   --
           Long-term capital gain             393,577                --
                                        -------------------------------
           Total                        $   2,111,306            $   --
                                        ===============================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

           Federal tax cost of securities      $  313,105,748
                                               ===============

           Gross unrealized appreciation       $   56,077,802
           Gross unrealized depreciation           (3,975,781)
                                               ---------------
           Net unrealized appreciation         $   52,102,021
                                               ===============


                 33 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

DIRECTORS' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 2004, the Fund's projected benefit obligations were increased by $5,112 and payments of $563 were made to retired directors, resulting in an accumulated liability of $27,888 as of October 31, 2004.

      The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets


                 34 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized one billion shares of $0.0001 par value capital stock in the aggregate to be apportioned among each class of shares. Transactions in shares of capital stock were as follows:

                            YEAR ENDED OCTOBER 31, 2004     YEAR ENDED OCTOBER 31, 2003
                                SHARES           AMOUNT         SHARES           AMOUNT
----------------------------------------------------------------------------------------
CLASS A
Sold                         2,915,233   $   75,259,490      2,110,627   $   42,829,597
Dividends and/or
distributions reinvested        49,931        1,200,855             --               --
Redeemed                    (1,750,878)     (44,628,637)    (1,805,326)     (36,725,419)
                            ------------------------------------------------------------
Net increase                 1,214,286   $   31,831,708        305,301   $    6,104,178
                            ============================================================

----------------------------------------------------------------------------------------
CLASS B
Sold                           778,873   $   18,762,947        849,036   $   16,481,174
Dividends and/or
distributions reinvested        17,259          390,238             --               --
Redeemed                      (725,869)     (17,417,877)      (686,631)     (13,264,571)
                            ------------------------------------------------------------
Net increase                    70,263   $    1,735,308        162,405   $    3,216,603
                            ============================================================

----------------------------------------------------------------------------------------
CLASS C
Sold                           495,377   $   11,909,650        902,743   $   18,309,043
Dividends and/or
distributions reinvested         8,074          182,716             --               --
Redeemed                      (498,192)     (11,947,727)      (474,437)      (9,393,307)
                            ------------------------------------------------------------
Net increase                     5,259   $      144,639        428,306   $    8,915,736
                            ============================================================

----------------------------------------------------------------------------------------
CLASS N
Sold                           208,517   $    5,296,582        176,429   $    3,643,164
Dividends and/or
distributions reinvested         1,999           47,770             --               --
Redeemed                       (85,885)      (2,176,592)       (61,386)      (1,276,035)
                            ------------------------------------------------------------
Net increase                   124,631   $    3,167,760        115,043   $    2,367,129
                            ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2004, were $215,239,234 and $187,788,551, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. Effective January 1, 2004, the agreement


                 35 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

provides for a fee at an annual rate of 0.90% of the first $400 million of average annual net assets of the Fund, 0.85% of the next $400 million, 0.80% of the next $400 million, 0.70% of the next $400 million, 0.65% of the next $400 million and 0.60% of average annual net assets in excess of $2 billion. From June 15, 2003 through December 31, 2003, the annual advisory fee rate was 0.90% of the first $400 million of average annual net assets of the Fund, 0.85% of the next $600 million, 0.80% of the next $2 billion, 0.70% of the next $1 billion, 0.65% of the next $1 billion and 0.60% of average annual net assets in excess of $5 billion.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
SUB-ADVISOR FEES. The Manager retains OpCap Advisors (the Sub-Advisor) to provide the day-to-day portfolio management of the Fund. The Manager pays the Sub-Advisor a monthly fee based on the fee schedule set forth in the Fund's prospectus. For the year ended October 31, 2004, the Manager paid $1,154,356 to the Sub-Advisor for its services to the Fund.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2004, the Fund paid $788,496 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Distribution and Service Plan for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. The Board of Directors has set the annual asset-based sales charge rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B and Class C shares and 0.25% per year on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by


                 36 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

the shareholders of a class, the Board of Directors and its independent directors must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at October 31, 2004 for Class B, Class C and Class N shares were $948,764, $375,150 and $139,319, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                           CLASS A         CLASS B         CLASS C        CLASS N
                           CLASS A      CONTINGENT      CONTINGENT      CONTINGENT     CONTINGENT
                         FRONT-END        DEFERRED        DEFERRED        DEFERRED       DEFERRED
                     SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES  SALES CHARGES
                       RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY    RETAINED BY
YEAR ENDED             DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR    DISTRIBUTOR
-------------------------------------------------------------------------------------------------
October 31, 2004         $ 204,395         $ 1,323       $ 101,232        $  9,922        $ 4,636

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. Following a review of its use of brokerage commissions for sales that is permitted under its investment advisory agreement, the Fund's Manager terminated that practice in July 2003. Subsequently, the Manager paid the Fund $179,218, an amount equivalent to certain of such commissions incurred in prior years.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended October 31, 2004, OFS waived $689, and $34,505 for Class A and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized


                 37 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS Continued

gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

      As of October 31, 2004, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of October 31, 2004, the Fund had on loan securities valued at $7,287,700. Cash of $7,540,000 was received as collateral for the loans, and has been invested in approved instruments.

--------------------------------------------------------------------------------
7. LITIGATION

Six complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, "OppenheimerFunds"), as well as 51 of the Oppenheimer funds (collectively, the "Funds") including this Fund, and nine Directors/ Trustees of certain of the Funds other than this Fund (collectively, the "Directors/Trustees"). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment Company Act of 1940 and at common law. By order dated October 27, 2004, these six actions, and future related actions, were consolidated by the U.S. District Court for the Southern District of New York into a single consolidated proceeding in contemplation of the filing of a superseding consolidated and amended complaint.

      OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.


                 38 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS OF OPPENHEIMER QUEST CAPITAL VALUE
FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest Capital Value Fund, Inc., including the statement of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Capital Value Fund, Inc. as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Denver, Colorado
December 16, 2004


                 39 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2005, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2004. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Distributions of $0.1703 per share were paid to Class A, Class B, Class C, and Class N shareholders, on December 10, 2003, of which $0.0317 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2004 which are not designated as capital gain distributions should be multiplied by 28.07% to arrive at the amount eligible for the corporate dividend received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2004 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $2,986,334 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2005, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                 40 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                 41 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

DIRECTORS AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD
FUND, LENGTH OF SERVICE,       BY DIRECTOR; NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN BY DIRECTOR
AGE
INDEPENDENT                    THE ADDRESS OF EACH DIRECTOR IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
DIRECTORS                      CO 80112-3924. EACH DIRECTOR SERVES FOR AN INDEFINITE TERM, UNTIL HIS RESIGNATION,
                               RETIREMENT, DEATH OR REMOVAL.

THOMAS W. COURTNEY,            Principal of Courtney Associates, Inc. (venture capital firm); former General
Chairman of the Board          Partner of Trivest Venture Fund (private venture capital fund); former President
of Directors, Director         of Investment Counseling Federated Investors, Inc.; Trustee of the following
(since 1996)                   open-end investment companies: Cash Assets Trust, PIMCO ADVISORS VIT, Tax Free
Age: 71                        Trust of Arizona and 4 funds for the Hawaiian Tax Free Trust. Oversees 11 portfolios in the OppenheimerFunds complex.

PAUL Y. CLINTON,               Principal of Clinton Management Associates, a financial and venture capital
Director (since 1996)          consulting firm; Trustee of the following open-end investment companies: Trustee
Age: 72                        of Capital Cash Management Trust, Prime Cash Fund, PIMCO ADVISORS VIT and
                               Narragansett Insured Tax-Free Income Fund. Formerly a director of OCC Cash
                               Reserves, Inc. (open-end investment company) (1989-December 2002). Oversees 11 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,               A trustee or director of other Oppenheimer funds. Oversees 35 portfolios in the
Director (since 1998)          OppenheimerFunds complex.
Age: 71

LACY B. HERRMANN,              Chairman and Chief Executive Officer of Aquila Management Corporation, the
Director (since 1996)          sponsoring organization and manager, administrator and/or sub-adviser to the
Age: 75                        following open-end investment companies, and Chairman of the Board of Trustees and
                               President of each: Churchill Cash Reserves Trust, Aquila-Cascadia Equity Fund,
                               Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund,
                               Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of
                               Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, and Aquila Rocky
                               Mountain Equity Fund and PIMCO ADVISORS VIT; Vice President, Director, Secretary,
                               and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management
                               Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT;
                               Chairman, President and a Director of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves;
                               Trustee Emeritus of Brown University. Formerly Chairman of the Board of Trustees
                               and President of Hawaiian Tax-Free Trust. Oversees 11 portfolios in the
                               OppenheimerFunds complex.

BRIAN WRUBLE,                  General Partner (since September 1995) of Odyssey Partners, L.P. (hedge funds in
Director (since 2001)          distribution since 1/1/97); Director (since September 2004) of Special Value
Age: 61                        Opportunities Fund, LLC; Investment Advisory Board (since October 2004) of Zurich
                               Financial Services; Board of Governing Trustees (since August 1990) of The Jackson
                               Laboratory (genetics laboratory, non profit); Trustee (since May 1992) of
                               Institute for Advanced Study (educational institute); Formerly Special Limited
                               Partner (1999-2004) and Managing Principal (through December 1998) of Odyssey
                               Investment Partners, LLC (private equity investment); Trustee (2000-2002) of
                               Research Foundation of AIMR (investment research, non-profit); Governor, Jerome
                               Levy Economics Institute of Bard College (economics research) (August
                               1990-September 2001); Director of Ray & Berendtson, Inc. (executive search firm)
                               (May 2000-April 2002). Oversees 10 portfolios in the OppenheimerFunds complex.


                 42 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

---------------------------------------------------------------------------------------------------------------------
OFFICERS                       THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MESSRS. MURPHY
                               AND ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK, NY
                               10281-1008, AND FOR MR. WIXTED AND MR. VANDEHEY, 6803 S. TUCSON WAY, CENTENNIAL,
                               CO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS EARLIER
                               RESIGNATION, DEATH OR REMOVAL.

JOHN V. MURPHY,                Chairman, Chief Executive Officer and director (since June 2001) and President
President (since 2001)         (since September 2000) of the Manager; President and a director or trustee of
Age: 55                        other Oppenheimer funds; President and a director (since July 2001) of Oppenheimer
                               Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer
                               Partnership Holdings, Inc. (a holding company subsidiary of the Manager); a director (since November 2001) of OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Chairman and a director (since July 2001) of Shareholder
                               Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001) of
                               OppenheimerFunds Legacy Program (a charitable trust program established by the
                               Manager); a director of the following investment advisory subsidiaries of the
                               Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management
                               Corporation, Trinity Investment Management Corporation and Tremont Capital
                               Management, Inc. (since November 2001), HarbourView Asset Management Corporation
                               and OFI Private Investments, Inc. (since July 2001); President (since November 1,
                               2001) and a director (since July 2001) of Oppenheimer Real Asset Management, Inc.;
                               Executive Vice President (since February 1997) of Massachusetts Mutual Life
                               Insurance Company (the Manager's parent company); a director (since June 1995) of
                               DLB Acquisition Corporation (a holding company that owns the shares of Babson
                               Capital Management LLC); a member of the Investment Company Institute's Board of
                               Governors (elected to serve from October 3, 2003 through September 30, 2006).
                               Formerly, Chief Operating Officer (September 2000-June 2001) of the Manager;
                               President and trustee (November 1999-November 2001) of MML Series Investment Fund
                               and MassMutual Institutional Funds (open-end investment companies); a director
                               (September 1999-August 2000) of C.M. Life Insurance Company; President, Chief
                               Executive Officer and director (September 1999-August 2000) of MML Bay State Life
                               Insurance Company; a director (June 1989-June 1998) of Emerald Isle Bancorp and
                               Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp).
                               Oversees 63 portfolios as Trustee/Director and 21 additional portfolios as Officer in the OppenheimerFunds complex.

BRIAN W. WIXTED,               Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer (since 1999)         of HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Age: 45                        Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and
                               Oppenheimer Partnership Holdings, Inc. (since March 1999), of OFI Private
                               Investments, Inc. (since March 2000), of OppenheimerFunds International Ltd. and
                               OppenheimerFunds plc (since May 2000), of OFI Institutional Asset Management, Inc.
                               (since November 2000), and of OppenheimerFunds Legacy Program (a Colorado
                               non-profit corporation) (since June 2003); Treasurer and Chief Financial Officer
                               (since May 2000) of OFI Trust Company (a trust company subsidiary of the Manager);
                               Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. Formerly
                               Assistant Treasurer of Centennial Asset Management Corporation (March 1999-October
                               2003) and OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and
                               Chief Operating Officer (March 1995-March 1999) at Bankers Trust Company-Mutual
                               Fund Services Division. An officer of 84 portfolios in the OppenheimerFunds complex.


                 43 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

ROBERT G. ZACK,                Executive Vice President (since January 2004) and General Counsel (since February
Secretary (since 2001)         2002) of the Manager; General Counsel and a director (since November 2001) of the
Age: 56                        Distributor; General Counsel (since November 2001) of Centennial Asset Management
                               Corporation; Senior Vice President and General Counsel (since November 2001) of
                               HarbourView Asset Management Corporation; Secretary and General Counsel (since
                               November 2001) of Oppenheimer Acquisition Corp.; Assistant Secretary and a
                               director (since October 1997) of OppenheimerFunds International Ltd. and
                               OppenheimerFunds plc; Vice President and a director (since November 2001) of
                               Oppenheimer Partnership Holdings, Inc.; a director (since November 2001) of
                               Oppenheimer Real Asset Management, Inc.; Senior Vice President, General Counsel
                               and a director (since November 2001) of Shareholder Financial Services, Inc.,
                               Shareholder Services, Inc., OFI Private Investments, Inc. and OFI Trust Company;
                               Vice President (since November 2001) of OppenheimerFunds Legacy Program; Senior
                               Vice President and General Counsel (since November 2001) of OFI Institutional
                               Asset Management, Inc.; a director (since June 2003) of OppenheimerFunds (Asia)
                               Limited. Formerly Senior Vice President (May 1985-December 2003), Acting General
                               Counsel (November 2001-February 2002) and Associate General Counsel (May
                               1981-October 2001) of the Manager; Assistant Secretary of Shareholder Services,
                               Inc. (May 1985-November 2001), Shareholder Financial Services, Inc. (November
                               1989-November 2001); and OppenheimerFunds International Ltd. (October
                               1997-November 2001). An officer of 84 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,              Senior Vice President and Chief Compliance Officer (since March 2004) of the
Vice President and             Manager; Vice President (since June 1983) of OppenheimerFunds Distributor, Inc.,
Chief Compliance Officer       Centennial Asset Management Corporation and Shareholder Services, Inc. Formerly
(since 2004)                   (until February 2004) Vice President and Director of Internal Audit of the
Age: 54                        Manager. An officer of 84 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                 44 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

ITEM 2. CODE OF ETHICS

      The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

      The Board of Directors of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

      (a)   Audit Fees

            The principal accountant for the audit of the registrant's annual financial statements billed $10,000 in fiscal 2004 and $10,000 in fiscal 2003.

      (b)   Audit-Related Fees

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

            The principal accountant for the audit of the registrant's annual financial statements billed $39,500 in fiscal 2004 and no such fees in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

            Such fees include, among others: internal control reviews.

      (c)   Tax Fees

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

            The principal accountant for the audit of the registrant's annual financial statements billed $6,000 in fiscal 2004 and $5,000 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

            Such fees include, among others: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

      (d)   All Other Fees

            The principal accountant for the audit of the registrant's annual financial statements billed $37 in fiscal 2004 and $38 in fiscal 2003.

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

            Such fees include the cost to the principal accountant of attending audit committee meetings.

      (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

            The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

            Pre-approval of non-audit services is waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

            (2) 100%

      (f)   Not applicable as less than 50%.

      (g) The principal accountant for the audit of the registrant's annual financial statements billed $45,537 in fiscal 2004 and $5,038 in fiscal 2003 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

      (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5. NOT APPLICABLE

ITEM 6. SCHEDULE OF INVESTMENTS

      Not applicable

ITEM 7. NOT APPLICABLE

ITEM 8. NOT APPLICABLE

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

      The Board is responsible for approving nominees for election as directors. To assist in this task, the Board has designated the Audit Committee as the nominating committee for the Board. It reviews and recommends nominees to the Board. The Committee is comprised entirely of disinterested directors as defined in Section 2(a)(19) of the Investment Company Act of 1940.

      The Audit Committee charter describes the responsibilities of the Committee in nominating candidates for election as independent Directors of the Registrant. The Registrant's Board has adopted a written charter for the Committee. A current copy of the Audit Committee charter is available to shareholders on the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM.

      Under the current policy, if the Board determines that a vacancy exists or is likely to exist on the Board, the Audit Committee of the Board will consider candidates for Board membership including recommended by Registrant shareholders. The Audit Committee will consider nominees recommended by independent Board members or recommended by any other Board members including Board members affiliated with the Registrant's investment advisors. The Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Audit Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., 6803 South Tucson Way, Centennial, CO 80112, to the attention of the Board of Directors of the named Registrant, c/o the Secretary of the Registrant.

      The Committee's process for identifying and evaluating nominees for directors includes a number of factors. In screening candidates for board membership, whether the candidate is suggested by Board members, shareholders or others, the Committee considers the candidate's professional experience, soundness of judgment, integrity, ability to make independent, analytical inquiries, collegiality, willingness and ability to devote the time required to perform Board activities adequately, ability to represent the interests of all shareholders of the Registrant, and diversity relative to the board's composition. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

ITEM 10. CONTROLS AND PROCEDURES

      (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of October 31, 2004,
            registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no significant changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

      (A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)(NOT APPLICABLE TO SEMIANNUAL REPORTS)

      (B)   EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)